UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21985

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340

Raleigh, NC 27615

(Address of principal executive offices) (Zip code)

David B. Perkins

6601 Six Forks Road, Suite 340

Raleigh, NC 27615

(Name and address of agent for service)

919-846-2324

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT MARCH 31, 2018

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

Annual Review

For the fiscal year ended March 31, 2018, on a net basis, the Core Alternatives Institutional Fund, L.P. returned 6.10%, the Core Alternatives Fund, L.P. returned 6.18%, the Core Alternatives TEI Fund, L.P. returned 5.74%, and the Core Alternatives TEI Institutional Fund, L.P. returned 6.08%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the “Master Fund”). Returns of the Funds will differ since the Funds have different expenses. Fund performance outperformed its benchmark, the HFRX Global Hedge Index, which was up 3.20% for the period.

The Private Investments portfolio’s gains were led by Buyout and Growth Capital funds, though all categories contributed on a gross basis. Within Hedged Investments, gains were led by Long/Short Equity funds. Relative Value and Macro funds also added to performance, while the Event Driven category was the only area that detracted from performance during the period.

At the end of the fiscal year, Private Investments exposure was 71% and Hedged Investments comprised 29% of the Fund. We anticipate the pace of net distributions in the Private Investments portfolio to reach peak levels in 2018 and 2019, which could be a key driver for performance over the coming years.

Private Investments

Buyout was the top performer for the year, followed closely by the Growth Capital category. Venture Capital, Debt and Real Estate funds produced more modest gains, while Energy & Natural Resources was fractionally positive on a gross basis during the period.

Buyout was a consistent performer with gains in each quarter of the fiscal year, as a robust exit environment persisted throughout the period. During the year, the Fund benefitted from the sales of companies across a variety of industries including software, IT services, vehicle parts, vehicle services, health care services, medical devices, professional staffing, and insurance. Several buyout funds also saw unrealized gains reflecting improved fundamentals and corresponding markups in valuation for underlying companies. However, gains within the Buyout category were limited by losses from a markdown of a co-investment in the manufacturing industry.

Growth Capital was the second largest contributor during the period. Several Asia focused funds were among the category’s top performers for the period, driven by rising valuations for portfolio companies following improved financial performance and exit activity, in addition to gains in public equities where the partnerships continue to have board representation. A co-investment in the Telecom sector was also a top performer for the period, as financial and operational results for the company continued to improve and resulted in a markup in valuation.

Venture Capital and Debt and Real Estate also added to Fund performance during the period. Within Venture Capital, gains reflected a markup in valuation for a co-investment in a ride sharing company as well as exit activity in technology companies, but were limited by losses in certain funds with exposure to companies in the biotech, genetic testing, and solar industries. Gains in debt resulted from exit activity and company level markups reflecting cash flow benefits from the new U.S. corporate tax law.

Energy and Natural Resources ended the 12-month period with small gains; positive performance during the first quarter of 2018 offset losses from earlier in the fiscal year. During 2017, negative performance resulted from fund restructurings as well as investments in operators of oil and gas properties which were challenged by commodity price volatility earlier in the year. Gains at the end of the period resulted from an oilfield equipment portfolio company which went public via IPO in February after years of improving fundamentals and several quarters of rising commodity prices which led to positive cash flow and revenue growth.

The Fund received approximately $80 million in net distributions during the 12-month period. Given the mature state of the Private Investments portfolio, we anticipate net distribution activity to reach peak levels in 2018 and 2019 which could be a key driver of Fund performance over the next several years.

Hedged Investments

The vast majority of gains were generated by Long/Short Equity, which remains the largest allocation within the Hedged Investments portfolio. Relative Value and Macro funds also added to performance, while the Event Driven category was the only area that detracted during the period.

Long/Short Equity had the strongest performance for the trailing 12-months. A rising equity environment during 2017, combined with positive security selection, led to solid gains for several funds. A global manager was the top contributor for the year, driven by long positions in U.S. and Asia Technology names and U.S. Consumer companies. A technology specialist experienced gains in long positions in

1

Annual Review (continued)

e-commerce and software companies and was the second largest contributor for the year. A China specialist was also a top performer with gains in late 2017 and early 2018 largely coming from an overweight position in an e-commerce company. Detractors for the period included energy focused funds and select funds with exposure to an internet radio company.

Relative Value was the second largest contributor during the period. Two multi-strategy funds were positive during the period and drove performance for the category. The top performer generated strong gains in fundamental market neutral sub-strategies, and had additional gains in commodities and global fixed income trading. The second multi-strategy manager’s gains were led by corporate credit, quantitative strategies, event driven, and structured credit trades.

The Macro category was also positive for the year. An equities focused macro manager generated positive results in the third quarter of 2017 with long positions in metals and mining names and short positions in the energy sector. A systematic macro manager generated gains in the fourth quarter of 2017 led by long positions in global equity indices. A discretionary macro manager generated gains in the first quarter of 2018, driven by short positions along the U.S. yield curve.

Event Driven was a modest detractor during the trailing 12-months. New managers added to the portfolio during the year positively contributed to performance, while funds in the process of liquidation detracted from performance. A multi-strategy event driven manager produced gains in long equity positions within their activist, special situations, and value equity sub-strategies. A manager focused on distressed opportunities saw small gains during the period with profits in distressed and non-distressed credit positions. Losses for the period were driven by funds in the process of liquidation which had exposure to a satellite communications company which was marked down during the period.

2

Fund Outlook

Elevated levels of volatility in public markets continue to provide opportunities for the Fund to demonstrate the value of private and hedged investments. Such an environment is likely to continue as many of the factors that led to the volatility seen during the first quarter of 2018 remain unresolved. Specifically, concerns surrounding the potential for a global trade war, more restrictive central bank policies, rising inflation, and a normalization of global economic and corporate earnings growth persist. Trade policy emerged as an imminent risk late in the first quarter, and has potential to slow economic growth as the ripple effects translate into higher prices for consumers. Central banks are becoming incrementally less accommodative with the Federal Reserve in the midst of a tightening campaign and executing measures to reduce the size of its balance sheet. Additionally the European Central Bank is planning to end its quantitative easing program this fall. A pick-up in inflation has the potential to lean on longer duration bonds and pressure equities through profit margin compression as wages grow. These issues coincide with a maturing economic cycle where growth metrics are currently at high levels and further acceleration is unlikely. We believe the Fund’s positioning, diversified across private and hedged investment strategies, offers investors immediate access to a mature, evergreen private investments program for growth and a multi-manager hedge fund portfolio for risk mitigation and liquidity management.

The Fund’s Private Investments remain attractive, with a mature portfolio poised to drive returns as we anticipate distributions from exits to reach peak levels over the coming years. We continue to look for opportunities to strategically reposition segments of the portfolio, such as reducing exposure to energy investments, selectively trimming international funds, and opportunistically adding to the domestic buyout category. The Fund’s sub-advisor, Portfolio Advisors, stands uniquely positioned to manage the evolution of the portfolio with a strong long-term performance track record and deep experience across a breadth of private investment strategies and the necessary relationships to reposition the portfolio.

Within Hedged Investments, efforts will continue to support the objective of providing diversification and volatility management. Long/Short Equity remains overweight relative to our target allocation, though more modestly than in previous quarters, and allocations to more volatile emerging markets managers will be exited in the coming quarters. We are actively conducting due diligence on prospective Relative Value and Event Driven managers and are looking to add to these strategies. As the allocation to Long/Short Equity nears our target level in the second half of 2018, based on scheduled redemptions, we will also look to modestly increase the number of managers within the category to maintain appropriate diversification. We do not expect any near-term changes within the Macro category. We anticipate building a diversified hedged investments portfolio with approximately 10 core hedge fund positions, focusing on larger organizations with proven track records and multi-strategy characteristics. We believe the Fund will benefit from more prudent and strategic utilization of hedge fund strategies specifically designed to complement the Private Investments portfolio.

3

Performance Summary1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2018	0.78%	-0.12%	3.10%										3.78%
2017	0.14%	0.02%	1.96%	0.46%	0.58%	-0.44%	0.87%	0.57%	-0.40%	0.01%	0.52%	0.22%	4.57%
2016	-2.16%	-2.72%	-1.21%	-0.29%	-0.22%	-0.19%	1.58%	1.21%	0.47%	0.04%	-0.09%	0.16%	-3.44%
2015	0.08%	1.84%	-0.11%	0.53%	1.39%	-0.24%	1.87%	-1.25%	-1.59%	-1.46%	-0.11%	0.14%	1.02%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	3.78%	-0.76%	-1.02%	Cumulative Return	43.26%	193.78%	14.25%
1-Year	6.18%	13.99%	3.20%	Standard Deviation[4]	5.99%	14.20%	5.71%
3-Year (average annual)	1.33%	10.78%	0.51%	Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
5-Year (average annual)	4.01%	13.29%	1.29%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	1.59%	9.49%	-0.24%
Annualized Since Inception	2.80%	8.64%	1.04%

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2018	0.72%	-0.09%	3.00%										3.65%
2017	0.13%	0.01%	1.96%	0.45%	0.58%	-0.46%	0.85%	0.56%	-0.41%	0.00%	0.50%	0.01%	4.29%
2016	-2.17%	-2.73%	-1.28%	-0.31%	-0.22%	0.00%	1.57%	1.21%	0.48%	0.04%	-0.09%	0.17%	-3.55%
2015	0.08%	1.83%	-0.12%	0.52%	1.28%	0.29%	1.68%	-1.14%	-1.47%	-1.48%	-0.13%	0.12%	0.90%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	3.65%	-0.76%	-1.02%	Cumulative Return	40.24%	193.78%	14.25%
1-Year	5.74%	13.99%	3.20%	Standard Deviation[4]	5.95%	14.20%	5.71%
3-Year (average annual)	1.11%	10.78%	0.51%	Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
5-Year (average annual)	3.83%	13.29%	1.29%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	1.46%	9.49%	-0.24%
Annualized Since Inception	2.63%	8.64%	1.04%

1.	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.42% and 6.02%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.49% and 6.09%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 3.60%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.

4

Performance Summary1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2018	0.72%	-0.07%	3.01%										3.68%
2017	0.14%	0.04%	1.97%	0.45%	0.59%	-0.44%	0.87%	0.58%	-0.40%	0.01%	0.53%	0.21%	4.65%
2016	-2.09%	-2.65%	-1.20%	-0.22%	-0.14%	-0.11%	1.65%	1.21%	0.47%	0.04%	-0.09%	0.17%	-3.00%
2015	0.14%	1.72%	-0.05%	0.54%	1.32%	-0.15%	1.76%	-1.07%	-1.38%	-1.26%	-0.04%	0.19%	1.66%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	3.68%	-0.76%	-1.02%	Cumulative Return	31.64%	131.81%	-1.23%
1-Year	6.10%	13.99%	3.20%	Standard Deviation[4]	6.17%	15.14%	5.89%
3-Year (average annual)	1.67%	10.78%	0.51%	Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
5-Year (average annual)	4.33%	13.29%	1.29%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	2.13%	9.49%	-0.24%
Annualized Since Inception	2.47%	7.82%	-0.11%

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2018	0.72%	-0.07%	3.01%										3.68%
2017	0.14%	0.03%	1.98%	0.46%	0.59%	-0.44%	0.87%	0.57%	-0.40%	0.01%	0.52%	0.20%	4.63%
2016	-2.09%	-2.65%	-1.24%	-0.24%	-0.14%	-0.11%	1.64%	1.22%	0.49%	0.04%	-0.08%	0.18%	-3.03%
2015	0.14%	1.72%	-0.04%	0.54%	1.32%	-0.15%	1.75%	-1.08%	-1.39%	-1.27%	-0.05%	0.18%	1.62%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	3.68%	-0.76%	-1.02%	Cumulative Return	28.03%	136.64%	-2.87%
1-Year	6.08%	13.99%	3.20%	Standard Deviation[4]	6.18%	15.20%	5.89%
3-Year (average annual)	1.64%	10.78%	0.51%	Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
5-Year (average annual)	4.17%	13.29%	1.29%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	2.00%	9.49%	-0.24%
Annualized Since Inception	2.24%	7.95%	-0.26%

1	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 2.10% and 5.70%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 2.09% and 5.69%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 3.60%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.

5

Performance Summary (UNAUDITED)

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	50%	26%	37
Private Investments	50%	69%	128
Private Companies	0%	0%	1
Mutual Funds	0%	5%	1
Short-Term Investments	0%	0%	2
Total	100%	100%	169

6

Top 10 Holdings (UNAUDITED)

	Capital Balance March 31, 2018	Percent of Partners' Capital
Goldman Sachs Absolute Return Tracker Fund - Institutional Class	$25,000,000	5.18%
HBK Multi-Strategy Fund L.P.	16,338,825	3.39%
The Founders Fund III L.P.	15,873,278	3.29%
Third Point Partners Qualified L.P.	13,430,395	2.78%
Tybourne Equity (US) Fund	13,154,605	2.73%
Cadent Energy Partners II, L.P.	12,003,258	2.49%
ECP HIS (Mauritius Limited)	11,539,177	2.39%
J.C. Flowers II, L.P.	11,091,549	2.30%
BDCM I Partners I L.P.	11,064,571	2.29%
Quantum Energy Partners V (B), L.P.	10,272,688	2.13%

Portfolio composition will change due to ongoing management of the Master Fund.

7

Definitions

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund’s return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, or almost all, invested in equities, long and short.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

8

Strategy Definitions

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

Hedged Investments: Portfolio management that uses sophisticated investment tactics to minimize risk and provide positive returns. Hedged investments are generally set up as private investment partnerships and are not subject to registration under the Investment Company Act of 1940. As such, they may lack liquidity, be available only to certain high net worth investors and institutions, and may use strategies that employ leverage and shorts.

Long/Short Equity: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.

Event-Driven: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Macro: Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.

Relative Value: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

9

Safe Harbor and Forward-Looking Statements Disclosure

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to “qualified clients” within the meaning of U.S. securities laws. Diversification does not assure a profit or protect against a loss.

Please carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P.(collectively referred to herein as the “Hatteras Core Alternatives Fund” or the “Fund”) are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors’ money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through an investment in the Master Fund, will invest substantially all of its assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Fund can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Fund involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Fund provides limited liquidity, and units in the Fund are not transferable. Liquidity will be provided only through repurchase offers made by the Fund from time to time, generally on a quarterly basis upon prior written notice. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund’s investment manager. Although the investment manager for the Fund expects to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying funds are not required to provide transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and underlying fund levels. Certain underlying funds will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Those funds, however, will endeavor to provide estimates of taxable income or losses with respect to their investments. Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Funds, LP by virtue of common control/ownership.

10

Hatteras Funds

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2018

Hatteras Funds

As of and for the year ended March 31, 2018

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Statements of Assets, Liabilities and Partners’ Capital

March 31, 2018

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$74,832,137	$96,829,150	$83,732,850	$226,873,534
Cash and cash equivalents	200,000	205,000	200,000	205,000
Receivable for withdrawal from Hatteras Master Fund, L.P.	4,875,681	6,831,856	5,397,797	14,545,088
Other receivable	210	214	207	176
Prepaid assets	8,679	11,386	9,581	25,984
Total assets	$79,916,707	$103,877,606	$89,340,435	$241,649,782
Liabilities and partners' capital
Withdrawals payable	$4,859,625	$6,673,494	$5,233,925	$14,112,330
Servicing fees payable	42,532	55,285	47,554	128,625
Performance allocation	16,056	158,362	163,871	432,758
Professional fees payable	52,693	30,890	47,500	32,610
Printing fees payable	24,647	12,061	25,179	33,633
Accounting and administration fees payable	8,597	11,390	9,624	13,455
Custodian fees payable	1,059	1,802	1,111	2,033
Withholding tax payable	—	61,841	—	138,289
Total liabilities	5,005,209	7,005,125	5,528,764	14,893,733
Partners' capital	74,911,498	96,872,481	83,811,671	226,756,049
Total liabilities and partners' capital	$79,916,707	$103,877,606	$89,340,435	$241,649,782
Components of partners' capital
Capital contributions (net)	$50,891,273	$71,264,990	$54,030,101	$120,987,406
Accumulated net investment income loss	(12,270,588)	(17,568,088)	4,690,494	11,242,146
Accumulated net realized gain	37,743,160	51,750,564	41,656,675	127,218,624
Accumulated net unrealized depreciation on investments	(1,452,347)	(8,574,985)	(16,565,599)	(32,692,127)
Partners' capital	$74,911,498	$96,872,481	$83,811,671	$226,756,049
Net asset value per unit	$113.39	$111.97	$119.39	$117.96
Maximum offering price per unit**	$115.70	$114.26	$119.39	$117.96
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00
Number of outstanding units	660,633.90	865,176.41	702,023.36	1,922,285.40

*	Consolidated Statement. See note 2 in the notes to the financial statements.
**	The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.

1

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Statements of Operations

For the year ended March 31, 2018

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment loss allocated from Hatteras Master Fund, L.P.
Investment income	$551,097	$719,831	$612,807	$1,659,718
Operating expenses	(1,213,316)	(1,585,874)	(1,347,554)	(3,651,302)
Net investment loss allocated from Hatteras Master Fund, L.P.	(662,219)	(866,043)	(734,747)	(1,991,584)
Feeder Fund investment income
Interest	857	889	875	788
Total Feeder Fund investment income	857	889	875	788
Feeder Fund expenses
Servicing fee	548,629	716,879	609,204	1,649,007
Accounting and administration fees	110,768	151,268	100,379	176,614
Insurance fees	36,517	47,980	40,233	108,831
Professional fees	54,493	36,650	51,144	36,900
Directors' fees	73,885	73,885	73,885	73,885
Printing fees	69,708	30,000	30,000	28,500
Custodian fees	6,753	9,961	7,160	11,478
Witholding tax	—	248,651	—	570,113
Other expenses	43,534	31,296	65,254	57,325
Total Feeder Fund expenses	944,287	1,346,570	977,259	2,712,653
Net investment loss	(1,605,649)	(2,211,724)	(1,711,131)	(4,703,449)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	12,832,806	16,753,977	14,274,647	38,660,678
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(6,413,845)	(8,385,031)	(7,130,741)	(19,302,382)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.	6,418,961	8,368,946	7,143,906	19,358,296
Net increase in partners' capital resulting from operations	$4,813,312	$6,157,222	$5,432,775	$14,654,847

*	Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.

2

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2017 and 2018

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners’ Capital, at March 31, 2016	$108,291,265	$142,886,423	$118,363,629	$318,297,003
Capital contributions	—	—	100,000	140,000
Capital withdrawals	(22,660,472)	(30,484,715)	(24,265,566)	(62,951,421)
Net investment loss	(1,471,560)	(2,019,661)	(1,247,023)	(3,343,073)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	9,966,883	13,140,036	10,933,164	29,495,531
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(3,753,535)	(4,948,830)	(4,112,393)	(11,082,212)
Partners’ Capital, at March 31, 2017**	$90,372,581	$118,573,253	$99,771,811	$270,555,828
Capital contributions	—	—	—	550,000
Capital withdrawals	(20,258,339)	(27,500,221)	(21,229,044)	(58,571,868)
Performance allocation	(16,056)	(357,773)	(163,871)	(432,758)
Net investment loss	(1,605,649)	(2,211,724)	(1,711,131)	(4,703,449)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	12,832,806	16,753,977	14,274,647	38,660,678
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(6,413,845)	(8,385,031)	(7,130,741)	(19,302,382)
Partners’ Capital, at March 31, 2018***	$74,911,498	$96,872,481	$83,811,671	$226,756,049

*	Consolidated Statement. See note 2 in the notes to the financial statements.
**	Including accumulated net investment income/(loss) of $(10,664,939); $(15,356,364); $6,401,625; and $15,945,595, respectively.
***	Including accumulated net investment income/(loss) of $(12,270,588); $(17,568,088); $4,690,493; and $11,242,146, respectively.

See notes to financial statements.

3

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Statements of Cash Flows

For the year ended March 31, 2018

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$4,813,312	$6,157,222	$5,432,775	$14,654,847
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	—	—	—	(550,000)
Proceeds, net of change in withdrawals receivable, from Hatteras Master Fund, L.P.	21,219,720	29,217,778	22,369,575	61,710,657
Net investment loss allocated from Hatteras Master Fund, L.P.	662,219	866,043	734,747	1,991,584
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(12,832,806)	(16,753,977)	(14,274,647)	(38,660,678)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	6,413,845	8,385,031	7,130,741	19,302,382
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	1,412,107	1,790,587	973,994	1,893,236
(Increase)/Decrease in other receivables	(210)	(214)	(207)	(176)
(Increase)/Decrease in prepaid assets	1,711	2,497	1,897	4,905
Increase/(Decrease) in withholding tax payable	—	1,288	—	16,957
Increase/(Decrease) in servicing fees payable	(9,513)	(13,203)	(9,595)	(25,893)
Increase/(Decrease) in accounting and administration fees payable	(1,677)	(2,616)	682	(2,690)
Increase/(Decrease) in professional fees payable	7,693	10,890	7,500	12,610
Increase/(Decrease) in performance allocation	16,056	158,362	163,871	432,758
Increase/(Decrease) in custodian fees payable	(393)	194	(731)	(512)
Increase/(Decrease) in printing fees payable	494	(12,939)	179	633
Net cash provided by operating activities	21,702,558	29,806,943	22,530,781	60,780,620
Cash flows from financing activities:
Capital contributions	—	—	—	550,000
Capital withdrawals, net of change in withdrawals payable and performance allocation	(21,702,558)	(29,806,943)	(22,530,781)	(61,330,620)
Net cash used in financing activities	(21,702,558)	(29,806,943)	(22,530,781)	(60,780,620)
Net change in cash and cash equivalents	—	—	—	—
Cash and cash equivalents at beginning of year	200,000	205,000	200,000	205,000
Cash and cash equivalents at end of year	$200,000	$205,000	$200,000	$205,000
Supplemental disclosure of withholding tax paid	$—	$248,651	$—	$570,113

*	Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.

4

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2018

1.	ORGANIZATION

The Hatteras Funds, each a “Feeder Fund” and collectively the “Feeder Funds” are:

Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933 (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Hatteras Master Fund, L.P. (the “Master Fund” together with the Feeder Funds, the “Funds”), which is registered under the 1940 Act. Hatteras Funds, LP (the “Investment Manager” or the “General Partner”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as Investment Manager to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds (“Units”) are the limited partners (each, a “Limited Partner” and together, the “Limited Partners”) of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a “Blocker Fund” and collectively the “Blocker Funds”), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in the Master Fund. The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. The Notes to Financial Statements discuss the Feeder Funds’ investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. assuming, and as stated previously in the paragraph, their investment in the Master Fund passes through the applicable Blocker Fund.

Each Fund is considered an investment company under the 1940 Act, following the accounting principles generally accepted in the United States of America (“GAAP”) and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies (“ASC 946”). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds’ financial statements. The percentages of the Master Fund’s beneficial limited partnership interests owned by the Feeder Funds at March 31, 2018 are:

Hatteras Core Alternatives Fund, L.P.	15.52%
Hatteras Core Alternatives TEI Fund, L.P.	20.08%
Hatteras Core Alternatives Institutional Fund, L.P.	17.36%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	47.04%

Each of the Feeder Funds has an appointed Board of Directors (collectively the “Board”), which has the rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds’ business.

5

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with GAAP and are expressed in United States (“U.S.”) dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value, based on each Feeder Fund’s pro rata percentage of partners’ capital of the Master Fund. Valuation of securities held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

b.	Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.	Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds is recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or sub-adviser. The Feeder Funds’ specific expenses are recorded on an accrual basis.

d.	Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund’s allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers (“Adviser Funds”). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.	Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the partners’ capital, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Feeder Funds’ tax years ended December 31, 2014 through December 31, 2017, the Feeder Funds are open to examination by major tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2018 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2018, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of U.S. Federal income tax at the current statutory rate of their allocable share of the Master Fund’s U.S.-source dividend income and other U.S.-source fixed, determinable annual or periodic gains, profits, or income, as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended. This tax treatment differs in comparison to the tax treatment of most forms of interest income.

6

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (concluded)

f.	Cash and Cash Equivalents

Cash and cash equivalents includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

h.	Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds, as presented in the Statements of Assets, Liabilities, and Partners’ Capital, Statements of Operations, Statements of Changes in Partners’ Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

3.	ALLOCATION OF LIMITED PARTNERS’ CAPITAL

Allocation Periods begin on the first calendar day of each month and end at the close of business on the last day of each month (“Allocation Period”). The Feeder Funds maintain a separate capital account (“Capital Account”) on their books for each Limited Partner. Net profits or net losses of the Feeder Funds for each Allocation Period will be allocated among and credited to or debited against the Capital Accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners’ capital of the Feeder Funds, which includes; net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, and net investment income or loss during an Allocation Period.

Each Limited Partner’s Capital Account will have an opening balance equal to the Limited Partner’s initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner’s Units or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner’s allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2016	1,064,014.34	1,415,088.11	1,107,141.48	3,013,276.22
Purchases	—	—	937.47	1,317.55
Sales	(217,758.26)	(295,339.17)	(221,462.96)	(581,628.96)
Ending Units, March 31, 2017	846,256.08	1,119,748.94	886,615.99	2,432,964.81
Purchases	—	—	—	4,803.07
Sales	(185,622.18)	(254,572.53)	(184,592.63)	(515,482.48)
Ending Units, March 31, 2018	660,633.90	865,176.41	702,023.36	1,922,285.40

7

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

4.	RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, each Feeder Fund will pay the Investment Manager (in such capacity, the “Servicing Agent”) a fund servicing fee charged at the annual rate of 0.65% of the month-end partners’ capital of each Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the “hurdle amount”, which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is calculated for each Feeder Fund at the Master Fund level. The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. A Performance Allocation of $16,056, $357,773, $163,871, and $432,758 for the year ended March 31, 2018, was allocated to the Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., respectively.

Hatteras Capital Distributors, LLC (“HCD”), an affiliate of the Investment Manager, serves as the Feeder Funds’ distributor. HCD receives a servicing fee from the Investment Manager based on the partners’ capital of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

US Bank, N.A. (“USB”) serves as custodian of the Feeder Funds’ cash balances and provides custodial services fore the Feeder Funds. US Bancorp Fund Services, LLC (“USBFS”), serves as the administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average total Limited Partners’ capital, subject to certain minimums. Prior to November 1, 2017, UMB Bank, N.A. (“UMB”) served as custodian of the Feeder Funds’ cash balances and provided custodial services for the Feeder Funds. Prior to November 1, 2017, UMB Fund Services, Inc. (“UMBFS”), served as administrator and accounting agent to the Feeder Funds and provided certain accounting, record keeping and investor related services.

The Investment Manager, Morgan Creek Capital Management (“MCCM”) and the Master Fund had entered into an investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), whereby MCCM was compensated from the Investment Manager a portion of the management fee the Investment Manager received from the Master Fund and Performance Allocation, if any. At a meeting of the Board of Directors of the Master Fund held on February 27, 2017, the Board voted (i) to terminate the Sub-Advisory Agreement among MCCM, the Investment Manager, and the Master Fund and (ii) approve a new sub-advisory agreement among Portfolio Advisors, LLC (“Portfolio Advisors” or the “Sub-Adviser”), the Investment Manager, and the Master Fund. The termination of MCCM was subject to a 60-day notification period, and became effective April 28, 2017. The Board, under Rule 15a-4 of the 1940 Act, appointed Portfolio Advisors as Sub-Adviser on an interim basis effective April 28, 2017 until Portfolio Advisors was approved by shareholders as of June 13, 2017, on similar terms as MCCM.

At March 31, 2018, Limited Partners who are affiliated with the Investment Manager owned $1,836,103 (2.19% of partners’ capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $639,913 (0.28% of partners’ capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

8

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

5.	RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund’s financial statements included in this report along with the applicable Feeder Fund’s prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds’ investment objective will be met.

6.	REPURCHASE OF LIMITED PARTNERS’ UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase Units, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2018 for Limited Partners with capital balances below a specified minimum of $25,000. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds’ income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner’s one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee. There were no repurchase fees charged during the year ended March 31, 2018.

7.	INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds’ financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts for each Feeder Fund are calculated based on each Limited Partner’s net asset value. The Investment Manager’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on the timing of contributions and withdrawals and Performance Allocation.

The ratios are calculated by dividing total dollars of income or expenses, as applicable, by the average of total monthly Limited Partners’ capital. The ratios include the Feeder Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated based on the change in Unit value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

9

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

8.	FINANCIAL HIGHLIGHTS (continued)

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2013	$93.23	$92.88	$96.68	$96.26
Income from investment operations:
Net investment income (loss)	(0.64)	(0.84)	1.46	0.71
Net realized and unrealized gain on investment transactions	10.09	10.04	8.72	8.68
Total from investment operations	9.45	9.20	10.18	9.39
Unit Value, March 31, 2014	102.68	102.08	106.86	105.65
Income from investment operations:
Net investment income (loss)	0.15	(0.01)	2.48	2.44
Net realized and unrealized gain on investment transactions	6.26	6.37	4.35	4.35
Total from investment operations	6.41	6.36	6.83	6.79
Unit Value, March 31, 2015	109.09	108.44	113.69	112.44
Income from investment operations:
Net investment income (loss)	0.58	0.18	4.48	4.22
Net realized and unrealized gain on investment transactions	(7.89)	(7.65)	(11.26)	(11.03)
Total from investment operations	(7.31)	(7.47)	(6.78)	(6.81)
Unit Value, March 31, 2016	101.78	100.97	106.91	105.63
Income from investment operations:
Net investment income (loss)	(3.96)	(4.29)	0.31	0.15
Net realized and unrealized gain on investment transactions	8.97	9.21	5.31	5.42
Total from investment operations	5.01	4.92	5.62	5.57
Unit Value, March 31, 2017	106.79	105.89	112.53	111.20
Income from investment operations:
Net investment income (loss)	(5.97)	(6.59)	(0.54)	(0.71)
Net realized and unrealized gain on investment transactions	12.57	12.67	7.40	7.47
Total from investment operations	6.60	6.08	6.86	6.76
Unit Value, March 31, 2018	$113.39	$111.97	$119.39	$117.96

10

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2018	2017	2016	2015	2014
Total return before Performance Allocation	6.20%	4.92%	(6.70)%	6.24%	10.14%
Performance Allocation	(0.02)%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.18%	4.92%	(6.70)%	6.24%	10.14%
Net investment income (loss)[1]	(1.90)%	(1.44)%	2.24%	1.90%	1.18%
Operating expenses, excluding Performance Allocation[1,2,3]	2.56%	2.42%	2.44%	2.42%	2.38%
Performance Allocation[1]	0.02%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.58%	2.42%	2.44%	2.42%	2.38%
Partners' capital, end of year (000's)	$74,911	$90,373	$108,291	$144,092	$166,776
Portfolio Turnover Rate (Master Fund)	18.90%	6.49%	8.20%	8.78%	19.03%

[1]	Ratios include allocations from the Master Fund.
[2]	Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.
[3]	Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2018 - 2014, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.02%, 0.09%, 0.12%, 0.10%, and 0.09%, respectively. For the years ended March 31, 2018 - 2014, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were 2.54%, 2.33%, 2.32%, 2.32%, and 2.29%, respectively.

11

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2018	2017	2016	2015	2014
Total return before Performance Allocation	6.06%	4.88%	(6.89)%	6.23%	9.91%
Performance Allocation	(0.32)%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	5.74%	4.88%	(6.89)%	6.23%	9.91%
Net investment income (loss)[1]	(2.01)%	(1.50)%	2.05%	1.87%	0.96%
Operating expenses, excluding Performance Allocation[1,2,3]	2.66%	2.49%	2.63%	2.45%	2.59%
Performance Allocation[1]	0.32%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.98%	2.49%	2.63%	2.45%	2.59%
Partners' capital, end of year (000's)	$96,872	$118,573	$142,886	$191,281	$222,419
Portfolio Turnover Rate (Master Fund)	18.90%	6.49%	8.20%	8.78%	19.03%

[1]	Ratios include allocations from the Master Fund.
[2]	Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.
[3]	Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2018 - 2014, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.02%, 0.09%, 0.12%, 0.09%, and 0.08%, respectively; and the ratios of witholding tax to average partners’ capital were 0.23%, 0.16%, 0.22%, 0.10% and 0.24%, respectively. For the years ended March 31, 2018 - 2014, the ratios of operating expenses excluding witholding tax, allocated credit facility fees and interest expense to average partners’ capital were 2.41%, 2.24%, 2.29%, 2.25, and 2.26%, respectively.

12

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2018	2017	2016		2015	2014
Total return before Performance Allocation	6.27%	5.26%	(5.96)%		7.12%	10.91%
Performance Allocation	(0.17)%	0.00%	0.00	%4	(0.73)%	(0.38)%
Total return after Performance Allocation	6.10%	5.26%	(5.96)%		6.39%	10.53%
Net investment income (loss)[1]	(1.83)%	(1.12)%	3.02%		1.98%	1.57%
Operating expenses, excluding Performance Allocation[1,2,3]	2.48%	2.10%	1.66%		1.62%	1.61%
Performance Allocation[1]	0.17%	0.00%	0.00	%4	0.73%	0.38%
Net expenses[1]	2.65%	2.10%	1.66%		2.35%	1.99%
Partners' capital, end of year (000's)	$83,812	$99,772	$118,364		$154,963	$179,279
Portfolio Turnover Rate (Master Fund)	18.90%	6.49%	8.20%		8.78%	19.03%

[1]	Ratios include allocations from the Master Fund.
[2]	Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.
[3]	Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2018 - 2014, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.02%, 0.09%, 0.12%, 0.10%, and 0.09%, respectively. For the years ended March 31, 2018 - 2014, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were 2.46%, 2.01%, 1.54%, 1.52%, and 1.52%, respectively.
[4]	Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015, rounds to less than 0.005%.

13

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

8.	FINANCIAL HIGHLIGHTS (concluded)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2018	2017	2016		2015	2014
Total return before Performance Allocation	6.25%	5.28%	(6.07)%		7.16%	10.73%
Performance Allocation	(0.17)%	0.00%	0.01	%4	(0.73)%	(0.98)%
Total return after Performance Allocation	6.08%	5.28%	(6.06)%		6.43%	9.75%
Net investment income (loss)[1]	(1.86)%	(1.11)%	2.92%		2.01%	0.82%
Operating expenses, excluding Performance Allocation[1,2,3]	2.51%	2.09%	1.76%		1.59%	1.75%
Performance Allocation[1]	0.17%	0.00%	(0.01	)%4	0.73%	0.98%
Net expenses[1]	2.68%	2.09%	1.75%		2.32%	2.73%
Partners' capital, end of year (000's)	$226,756	$270,556	$318,297		$414,060	$478,238
Portfolio Turnover Rate (Master Fund)	18.90%	6.49%	8.20%		8.78%	19.03%

[1]	Ratios include allocations from the Master Fund.
[2]	Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.
[3]	Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2018 - 2014, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.02%, 0.09%, 0.12%, 0.10%, and 0.09%, respectively; and the ratios of witholding tax to average partners’ capital were 0.22%, 0.14%, 0.20%, 0.09% and 0.23%, respectively. For the years ended March 31, 2018 - 2014, the ratios of operating expenses excluding witholding tax, allocated credit facility fees and interest expense to average partners’ capital were 2.27%, 1.86%, 1.44%, 1.40%, and 1.43%, respectively.
[4]	Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

14

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Notes to Financial Statements (Concluded)

As of and for the year ended March 31, 2018

9.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners’ capital of each of the Feeder Funds be made for the quarter ending June 30, 2018 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer’s expiration date on March 16, 2018, and submitted the following tender requests from April 1, 2018 through the date of expiration of the tender offer:

Hatteras Core Alternatives Fund, L.P.	$3,696,451
Hatteras Core Alternatives TEI Fund, L.P.	$4,779,400
Hatteras Core Alternatives Institutional Fund, L.P.	$4,135,909
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$11,188,485

15

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Partners of
Hatteras Core Alternatives Fund, L.P.,
Hatteras Core Alternatives TEI Fund, L.P.,
Hatteras Core Alternatives Institutional Fund, L.P., and
Hatteras Core Alternatives TEI Institutional Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and partners’ capital of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. as of March 31, 2018, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital and the financial highlights (as presented in Note 8 to the financial statements) for each of the two years in the period then ended, including the related notes. We have also audited the consolidated statements of assets, liabilities and partners’ capital of Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P., the “Feeder Funds”), as of March 31, 2018, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in partners’ capital and the financial highlights (as presented in Note 8 to the financial statements) for each of the two years in the period then ended, including the related notes (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2018, the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Feeder Funds’ financial highlights for the years ended March 31, 2016 and prior, were audited by other auditors whose report dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on the Feeder Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Feeder Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian or by other auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more investment companies within the family of funds since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2018

16

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Board of Directors

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2018, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds’ Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	6
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	7
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	7
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to 2015).	7
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present).	7

[1]	With respect to Mr. Perkins, the “Fund Complex” consists of, as of March 31, 2018, the Funds the Master Fund and Hatteras VC Co-Investment Fund II, LLC with respect to each Independent Director, the “Fund Complex” consists of, as of March 31, 2018, the Funds, the Master Fund, Hatteras VC Co-Investment Fund II LLC, and Trust for Advisor Solutions (consisting of one fund).
[2]	Deemed to be an “interested” Director of the Feeder Funds because of his affiliations with Hatteras Funds.

17

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Fund Management

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2018, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer	Since 2008	Chief Compliance Officer, Hatteras Funds, LP from 2014 to present; Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management from 2007 to 2014, Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC from 2009 to 2014.	N/A
Candi Hughes May 30, 1971	Treasurer	Since 2017	Controller, Hatteras Funds, LP (2017 to present); Vice President of Operations, Eton Advisors LP (2016 to 2017); Director of Securities Operations, Hatteras Funds, LP (2009 to 2016).	N/A
Jessica R. Sherburne November 4, 1977	Secretary	Since 2017	Head of Operations, Hatteras Funds, LP (2018 to present); Chief Marketing Officer, Hatteras Funds, LP (2015 to 2017); Director of Marketing, Hatteras Funds, LP (2011 to 2015).	N/A

[1]	The “Fund Complex” consists of, as of March 31, 2018, the Funds the Master Fund, Hatteras VC Co-Investment Fund II, LLC, and Trust for Advisor Solutions (consisting of one fund).

18

HATTERAS FUNDS
(each a Delaware Limited Partnership)

Other Information

(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2017 or to obtain a free copy of the Master Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

Hatteras Master Fund, L.p.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2018

Hatteras Master Fund, L.p.
(a Delaware Limited Partnership)

As of and for the year ended March 31, 2018
(Unaudited)

Table of Contents

Schedule of Investments	1-6
Statement of Assets, Liabilities and Partners’ Capital	7
Statement of Operations	8
Statements of Changes in Partners’ Capital	9
Statement of Cash Flows	10
Notes to Financial Statements	11-20
Report of Independent Registered Public Accounting Firm	21
Board of Directors (Unaudited)	22
Fund Management (Unaudited)	23
Other Information (Unaudited)	24-25

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2018

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL

Percentages are as follows:

Investment in Adviser Funds and Securities	Cost	Fair Value
Event Driven — (6.25%)
Eton Park Fund, L.Pa,b,c	$552,679	$81,476
Harbinger Capital Partners Fund I, L.P.[a,b,c,d]	11,188,445	1,621,383
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,e]	12,326,927	4,440,266
King Street Capital, L.P.[a,b,c]	10,000,000	10,088,550
Marathon Special Opportunities Fund, L.P.[a,b,c]	362,490	196,236
OZ Asia Domestic Partners, L.P.[a,b,c,d]	445,394	246,028
Perry Partners, L.Pa,b,c	11,107	20,415
Third Point Partners Qualified, L.P.[a,b]	13,000,000	13,430,395
Total Event Driven	47,887,042	30,124,749

Long Short Equity — (11.02%)
Camcap Resources, L.P.[a,b,c]	491,057	54,488
Crosslink Crossover Fund IV, L.P.[a,b,c]	543,144	717,675
Crosslink Crossover Fund V, L.P.[a,b,c]	482,557	1,044,163
Crosslink Crossover Fund VI, L.P.[a,b,c]	5,641,679	9,941,200
EMG Investment, LLC[a,b,c]	745,992	1,709,916
Gavea Investment Fund II, L.P.[a,b,c,d]	7,831	25,925
Gavea Investment Fund III, L.P.[a,b,c,d]	123,327	712,974
Hound Partners, L.P.[a,b,e]	6,270,049	9,412,481
Light Street Argon, L.P.[a,b]	1,294,333	1,898,853
New Horizon Opportunities Fund (Class B), LLC[a,b,f]	5,000,000	5,155,232
PIPE Equity Partners[a,b,c]	7,862,378	1,017,406
PIPE Select Fund, LLC[a,b,c]	3,218,604	2,412,087
TengYue Partners Fund, L.P.[a,b,e]	1,946,942	4,451,991
The Raptor Private Holdings, L.P.[a,b,c]	169,182	97,906
Tybourne Equity (U.S.) Fund, Class Aa,b,d,e	5,405,962	13,154,605

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2018

Long Short Equity — (11.02%) (concluded)	Cost	Fair Value
Valiant Capital Partners, L.P.[a,b,c,e]	$522,512	$1,319,303
WCP Real Estate Strategies Fund, L.P.[a,b,c]	16,388	37,378
Total Long Short Equity	39,741,937	53,163,583

Macro — (3.50%)
Aspect US Fund LLC - Diversified Fund Class[a,b]	8,000,000	8,372,217
Graham Absolute Return Trading Ltd.[a,b]	8,000,000	8,242,125
Touradji Private Equity Onshore Fund, LTD.[a,b,c,d]	1,773,871	270,811
Total Macro	17,773,871	16,885,153

Relative Value — (5.93%)
BDCM Partners I, L.P.[a,b,c]	8,323,927	11,064,571
Drawbridge Special Opportunities Fund, L.P.[a,b,c]	184,042	231,485
Fortress VRF Advisors I, LLC[a,b,c]	118,591	84,606
Prospect Harbor Designated Investments, L.P.[a,b,c]	13,705	46,213
D.E. Shaw Composite Fund, LLC[a,b,c]	354,307	736,413
HBK Multi-Strategy Fund, L.Pa,b,c	16,000,000	16,338,825
Stark Investments, L.P.[a,b,c]	62,435	26,489
Stark Select Asset Fund, LLC[a,b,c]	40,566	47,905
Total Relative Value	25,097,573	28,576,507

Private Investments — (71.72%)
Investments in Adviser Funds
ABRY Advanced Securities Fund III, L.P.[a,b,d]	1,223,618	1,636,819
ABRY Advanced Securities Fund, L.P.[a,b,d]	231,526	118,299
ABRY Partners VI, L.P.[a,b]	1,515,269	211,404
ABRY Partners VII, L.P.[a,b]	1,678,998	1,552,006
ABRY Partners VIII, L.P.[b,d]	2,219,731	2,580,885
Accel-KKR Capital Partners III, L.P.[a,b]	4,017,668	4,693,770
Accel-KKR Capital Partners IV, L.P.[b]	2,004,637	2,403,111
ACM Opportunities Fund, L.P.[a,b]	3,000,000	5,730,086
Angeles Equity Partners I, L.P.[b]	289,561	170,699
Arclight Energy Partners Fund IV, L.P.[b]	1,096,887	386,273
Arclight Energy Partners Fund V, L.P.[a,b]	3,437,729	3,178,537
Ascendent Capital Partners I, L.P.[b,d]	1,385,538	1,477,705
BDCM Opportunity Fund II, L.P.[b]	3,025,405	5,341,677
Benson Elliot Real Estate Partners II, L.P.[a,b,g]	3,585,137	1,002,358
Cadent Energy Partners II, L.P.[b]	4,930,501	12,003,258
Canaan Natural Gas Fund X, L.P.[a,b]	6,152,301	1,645,762
CDH Fund IV, L.P.[b,d]	1,180,125	3,041,494
CDH Venture Partners II, L.P.[b,d]	3,113,049	5,257,033
China Special Opportunities Fund III, L.P.[b,d]	4,984,819	7,192,548
Claremont Creek Ventures II, L.P.[a,b]	3,027,833	2,570,269
Claremont Creek Ventures, L.P.[a,b]	1,834,223	1,061,847

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2018

Private Investments — (71.72%) (continued)	Cost	Fair Value
Colony Investors VII, L.P.[a,b]	$2,710,480	$657,100
Colony Investors VIII, L.P.[b]	6,143,940	219,500
CX Partners Fund Limited,[b,d]	3,659,758	7,407,000
Dace Ventures I, L.P.[a,b]	2,232,785	1,060,572
Darwin Private Equity I, L.P.[b,g]	4,521,004	881,059
ECP IHS (Mauritius) Limited,[a,b,f]	7,273,981	11,539,177
EMG AE Permian Co-Investment, L.P.[a,b]	3,000,000	571,303
EMG Ascent 2016, L.P.[a,b]	4,203,815	6,011,330
EMG Ascent Secondary Fund, L.P.[a,b]	87,742	152,175
EnerVest Energy Institutional Fund X-A, L.P.[a,b]	2,175,971	924,865
EnerVest Energy Institutional Fund XI-A, L.P.[a,b]	6,173,794	2,671,306
ENR Partners, L.P.[a,b]	1,375,770	1,607,842
Fairhaven Capital Partners, L.P.[a,b]	4,912,028	5,271,194
Florida Real Estate Value Fund, L.P.[b]	—	1,195,326
Forum European Realty Income III, L.P.[b,d]	3,193,402	1,496,269
Garrison Opportunity Fund II A, LLC[a,b]	—	1,374,933
Garrison Opportunity Fund, LLC[a,b]	—	509,208
GB Private Opportunities Fund,[a,b]	3,642,601	4,116,208
Glade Brook Private Investors II, L.P.[a,b]	4,233,738	3,917,129
Glade Brook Private Investors III, L.P.[a,b]	3,087,697	2,773,189
Glade Brook Private Investors, X LLC[a,b]	650,000	644,018
Great Point Partners I, L.P.[a,b]	1,022,288	524,311
Greenfield Acquisition Partners V,L.P.[b]	2,383,232	168,991
GTIS Brazil Real Estate Fund, L.P.[b]	6,894,267	7,497,050
Halifax Capital Partners II, L.P.[a,b]	1,750,697	850,709
Halifax Capital Partners III, L.P.[a,b]	3,963,308	2,991,876
Hancock Park Capital III, L.P.[a,b]	904,413	565,710
Healthcor Partners Fund, L.P.[a,b,e]	3,771,627	4,659,039
Hillcrest Fund, L.P.[a,b,d]	2,407,595	1,059,629
I P Fashion Holdings PTE, LTD.[a,b,h]	1,545,000	—
Intervale Capital Fund, L.P.[a,b]	2,281,735	2,489,635
J.C. Flowers II, L.P.[b,d]	8,823,424	11,091,549
J.C. Flowers III, L.P.[b,d]	5,366,552	4,925,455
L C Fund V, L.P.[b,d]	3,135,500	5,215,151
Light house Capital Partners VI, L.P.[a,b]	291,948	175,118
Light Street SPVH, L.P.[a,b]	2,000,000	2,000,000
Lyfe Capital Fund, L.P.[a,b,d]	2,456,398	3,577,902
Merit Energy Partners F-II, L.P.[a,b]	1,156,832	496,204
Mid Europa Fund III L.P.[b,i]	3,805,055	2,134,986
Monomoy Capital Partners II, L.P.[a,b]	5,561,935	3,847,214
Monomoy Capital Partners III, L.P.[a,b]	385,820	318,122
Natural Gas Partners VIII, L.P.[b]	—	11,033
Natural Gas Partners IX, L.P.[b]	658,211	635,701
Natural Gas Partners X, L.P.[b]	1,755,812	1,481,257

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2018

Private Investments — (71.72%) (continued)	Cost	Fair Value
Natural Gas Partners XI, L.P.[b]	$2,342,387	$2,820,234
New Horizon Capital III, L.P.[b,d]	1,969,480	3,704,659
NGP Energy Technology Partners II, L.P.[b]	4,214,315	2,638,255
NGP Energy Technology Partners, L.P.[a,b]	701,687	345,893
NGP Midstream & Resources Follow-On Fund, L.P.[b]	727,050	1,411,400
NGP Midstream & Resources, L.P.[b]	3,988,239	3,569,122
Northstar Equity Partners III Limited[b,d]	3,598,846	3,624,766
OCM Mezzanine Fund II, L.P.[a,b]	382,661	363,301
Octave Japan Infrastructure Fund Ia,b,j	1,304,398	1,298,777
ORBIS Real Estate Fund I, L.P.[a,b,f]	2,745,696	1,311,807
Orchid Asia IV, L.P.[b,d]	2,753,324	3,288,493
Parmenter Realty Fund IV, L.P.[b]	1,491,836	1,045,993
Patron Capital III, L.P.[a,b,g]	4,114,064	1,178,845
Pearlmark Mezzanine Realty Partners III, LLC[b]	1,780,016	933,600
Pennybacker II, L.P.[b]	894,235	12,330
Phoenix Asia Real Estate Investments L.P.[a,b,d]	2,737,810	2,675,941
Pine Brook Capital Partners, L.P.[b]	5,376,781	2,262,360
Private Equity Investors Fund IV, L.P.[a,b]	1,915,736	1,191,206
Private Equity Investment Fund V, L.Pa,b	12,442,342	6,086,094
Quantum Energy Partners IV, L.P.[a,b]	4,474,378	1,647,000
Quantum Energy Partners V , L.P.[a,b]	7,126,903	10,272,688
Rockwood Capital Real Estate Partners Fund VII, L.P.[b]	3,545,686	1,283,462
Roundtable Healthcare Partners II ,L.P.[a,b]	—	998
Roundtable Healthcare Management III, L.P.[a,b]	4,833,643	6,047,024
Saints Capital VI, L.P.[b]	5,837,989	2,693,002
Sanderling Venture Partners VI Co-Investment L.P.[a,b]	560,181	442,620
Sanderling Venture Partners VI, L.P.[a,b]	735,999	849,883
SBC U.S. Fund, L.P.[a,b]	2,884,106	3,360,089
Sentient Global Resources Fund III, L.P.[b,d]	12,282,599	7,299,874
Sentient Global Resources Fund IV, L.P.[a,b]	5,198,532	3,525,111
Silver Knight Investment LTD.[b,d]	271,016	356,570
Singerman Real Estate Opportunity Fund, L.P.[b]	1,164,475	1,362,005
Sovereign Capital Limited Partnership III[b,g]	3,073,396	9,234,105
Square Mile Partners III, L.P.[a,b]	2,076,545	909,854
Sterling Capital Partners II, L.P.[a,b]	1,478,566	261,806
Sterling Group Partners III, L.P.[a,b]	4,695,626	2,034,561
Strategic Value Global Opportunities Fund I-A, L.P.[a,b]	1,836,663	942,169
Talara Opportunities III, L.P.[a,b]	931,001	67,003
TDR Capital AS 2013, L.P.[a,b,g]	6,184,080	1,396,586
Tenaya Capital V, L.P.[a,b]	2,720,981	3,416,202
The Column Group, L.P.[a,b]	4,438,757	5,709,561
The Energy and Minerals Group Fund II, L.P.[b]	4,017,606	5,803,109
The Energy and Minerals Group Fund III, L.P.[b]	2,741,978	2,417,137
The Energy and Minerals Group Fund IV, L.P.[b]	1,121,865	1,472,979

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2018

Private Investments — (71.72%) (concluded)	Shares	Cost	Fair Value
The Founders Fund III,L.P.[a,b]		$4,705,227	$15,873,278
The Founders Fund IV, L.P.[a,b]		1,994,784	8,910,540
The Founders Fund VI, L.P.[a,b]		200,000	221,599
Tiger Global Investments Partners VI, L.P.[a,b,d]		4,359,293	5,300,960
Tiger Global Investments Partners VII, L.P.[b,d]		1,964,639	2,636,219
Tiger Global Investments Partners X, L.P.[a,b,d]		1,284,000	1,388,290
TPF II, L.P.[a,b]		1,814,310	177,809
Trivest Fund IV, L.P.[a,b]		2,200,810	2,980,284
Trivest Fund V, L.P.[a,b]		2,078,282	1,992,571
Trivest Growth Investment Fund, L.P.[a,b]		418,827	391,137
True Ventures III, L.P.[a,b]		1,822,928	2,211,963
Urban Oil and Gas Partners A-1, L.P.[a,b]		6,874,263	2,300,000
Urban Oil and Gas Partners B-1, L.P.[b]		2,933,716	2,915,430
VCFA Private Equity Partners IV, L.P.[b]		1,055,398	142,600
VCFA Venture Partners V, L.P.[a,b]		3,023,472	1,199,598
Voyager Capital Fund III, L.P.[a,b]		1,806,922	2,336,074
WCP Real Estate Fund I, L.P.[a,b]		742,933	226,765
Westview Capital Partners II, L.P.[a,b]		3,461,580	4,856,488
Zero2IPO China Fund II, L.P.[a,b,d]		3,187,491	2,263,109
Total Investments in Adviser Funds		365,177,059	345,866,373

Investments in Private Companies
Illumitex, Inc., Common Stock[a,b]	12,278	1,499,369	—
Total Investments in Private Companies		1,499,369	—
Total Private Investments		366,676,428	345,866,373

Investment in Mutual Funds — (5.18%)
Goldman Sachs Absolute Return Tracker Fund — Institutional Class	2,615,063	25,000,000	25,000,000
Total Investment in Mutual Funds (Cost $25,000,000)		25,000,000	25,000,000

Total Investments in Adviser Funds and Securities (cost $522,176,851)			499,616,365

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Concluded)

March 31, 2018

Short-Term Investments — (0.79%)	Shares	Cost	Fair Value
First American Treasury Obligations Fund — Class X, 1.56%[k]	3,841,408	$3,841,408	$3,841,408
Invesco Treasury Portfolio — Institutional Class, 1.60%[e,k]	615	615	615
Total Short-Term Investments (cost $3,842,023)			3,842,023
Total Investments (cost $526,018,874) (104.39%)			503,458,388
Liabilities in excess of other assets (4.39)%			(21,190,717)
Partners’ capital — (100.00%)			$482,267,671

[a]	Non-income producing.
[b]	Adviser Funds and securities that are issued in private placement transactions may have limited resale or redemptions terms.
[c]	The Adviser Fund has imposed gates on or has limited redemptions. The total cost and fair value of these investments as of March 31, 2018 was $81,583,137 and $64,632,093, respectively.
[d]	Domiciled in Cayman Islands
[e]	Securities held in custody by US Bank N.A., as collateral for a credit facility. The total cost and fair value of these investments as of March 31, 2018 was $30,244,634 and $37,438,300, respectively.
[f]	Domiciled in Mauritius
[g]	Domiciled in United Kingdom
[h]	Domiciled in Republic of Singapore
[i]	Domiciled in Guernsey
[j]	Domiciled in Japan
[k]	The rate shown is the annualized 7-day yield as of March 31, 2018

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

March 31, 2018

Assets
Investments in Adviser Funds and securities, at fair value (cost $522,176,851)	$499,616,365
Investments in short-term investments, at fair value (cost $3,842,023)	3,842,023
Cash	12,081
Receivable from redemption of Adviser Funds	11,258,397
Dividends and interest receivable	27,123
Prepaid assets	14
Total assets	$514,756,003
Liabilities and partners' capital
Withdrawals payable	$31,650,422
Management fee payable	421,585
Professional fees payable	278,586
Accounting and administration fees payable	58,940
Risk management fees payable	40,237
Printing fees payable	24,944
Line of credit fees payable	10,667
Custodian fees payable	2,951
Total liabilities	32,488,332
Partners' capital	482,267,671
Total liabilities and partners' capital	$514,756,003

Components of Partners' capital (See Note 10)
Capital contributions (net)	$178,878,379
Accumulated net investment income	72,944,873
Accumulated net realized gain	253,004,905
Accumulated net unrealized depreciation on investments	(22,560,486)
Partners' capital	$482,267,671

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Operations

For the year ended March 31, 2018

Investment income
Distributions from Adviser Funds	$2,870,639
Interest	672,814
Total investment income	3,543,453
Operating expenses
Management fee	5,421,400
Professional fees	680,000
Risk management expense	545,835
Accounting and administration fees	485,500
Line of credit fees	413,330
Compliance consulting fees	63,083
Custodian fees	56,384
Printing expense	25,000
Interest expense	3,243
Other expenses	104,271
Total operating expenses	7,798,046
Net investment loss	(4,254,593)
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	82,522,108
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(41,231,999)
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions	41,290,109
Net increase in partners' capital resulting from operations	$37,035,516

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2017 and 2018

	General Partners’ Capital	Limited Partners’ Capital	Total Partners’ Capital
Partners’ capital, at March 31, 2016	$—	$687,881,646	$687,881,646
Capital contributions	—	186,440	186,440
Capital withdrawals	—	(146,189,073)	(146,189,073)
Net investment loss	—	(2,317,772)	(2,317,772)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	63,535,614	63,535,614
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	—	(23,896,970)	(23,896,970)
Performance allocation	—	—	—
Partners’ capital, at March 31, 2017*	$—	$579,199,885	579,199,885
Capital contributions	—	550,000	550,000
Capital withdrawals	(970,458)	(133,547,272)	(134,517,730)
Net investment loss	—	(4,254,593)	(4,254,593)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	82,522,108	82,522,108
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	—	(41,231,999)	(41,231,999)
Performance allocation	970,458	(970,458)	—
Partners’ capital, at March 31, 2018**	$—	$482,267,671	$482,267,671

*	Including accumulated net investment income of $77,199,466.
**	Including accumulated net investment income of $72,944,873.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Cash Flows

For the year ended March 31, 2018

Cash flows from operating activities:
Net increase in partners' capital resulting from operations
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:	$37,035,516
Purchases of Adviser Funds and securities	(97,182,261)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities, net of change in related receivables	227,792,155
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	(82,522,108)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	41,231,999
Net sales of short-term investments	13,666,268
Increase in distributions and interest receivable	(20,640)
Decrease in prepaid assets	44
Decrease in management fee payable	(89,580)
Increase in professional fees payable	148,586
Decrease in risk management fees payable	(9,763)
Increase in accounting and administration fees payable	18,409
Decrease in line of credit fees payable	(10,666)
Decrease in printing fees payable	(56)
Decrease in custodian fees payable	(8,168)
Net cash provided by operating activities	140,049,735
Cash flows from financing activities:
Capital contributions	550,000
Capital withdrawals, net of change in withdrawals payable and performance allocation	(140,587,654)
Line of credit borrowings	20,033,333
Line of credit repayments	(20,033,333)
Net cash used in financing activities	(140,037,654)
Net change in cash	12,081
Cash at beginning of year	$—
Cash at end of year	$12,081
Supplemental disclosure of interest expense paid	$3,243
Supplemental disclosure line of credit fees paid	$423,996

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2018

1.	ORGANIZATION

Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Master Fund is managed by Hatteras Funds, LP (the “Investment Manager” or the “General Partner”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund’s secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a “Limited Partner” and together, the “Limited Partners”) with access to a broad range of investment strategies, asset categories, and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser by becoming a participant in an investment vehicle operated by such Adviser (each an “Adviser Fund”, collectively, the “Adviser Funds”) which includes exchange traded funds (“ETFs”), hedge funds, and investment funds.

The Master Fund is considered an investment company under the 1940 Act, following the accounting principles generally accepted the United States of America (“GAAP”) and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies (“ASC 946”).

The Master Fund has an appointed Board of Directors (the “Board”), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Basis of Accounting

The Master Fund’s accounting and reporting policies conform with GAAP.

b.	Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.	Valuation of Investments

The Master Fund’s valuation procedures have been approved by the Board. The valuation procedures are implemented by the Master Fund’s Investment Manager and Sub-Adviser and the third party administrator, which report to the Board. For third-party information, the Master Fund’s administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

•	Investments in Adviser Funds — The Master Fund values interests in the Adviser Funds at fair value, using the net asset value (“NAV”) or pro rata interest in the members’ capital of the Adviser Funds as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers. Investments in Adviser Funds are subject to the terms of the Adviser Funds’ offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds’ investment managers as required by the Adviser Funds’ offering documents. If the Investment Manager and Sub-Adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

a value to the Master Fund, a fair value determination is made under the Master Fund’s valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund’s partners’ capital is calculated. The Investment Manager and Sub-Adviser have established procedures for reviewing the effect on the Master Fund’s partners’ capital due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds held within the Master Fund’s portfolio in order to determine whether the Master Fund’s proportional share of any investments held by the Adviser Funds exceed 5% of the partners’ capital of the Master Fund as of March 31, 2018.

•	Investments in Securities — Securities traded on one or more of the United States (“U.S.”) national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Money market funds are valued daily at their net asset value.

•	Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization (“EBITDA”), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company’s stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager’s own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

•	Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2018, the Master Fund held options that were granted from one of the Master Fund’s private companies. Options are valued by the Investment Manager and Sub-Adviser using an option pricing model. At March 31, 2018, the fair value of options held by the Master Fund had no effect on the Schedule of Investments. For the year ended March 31, 2018, options had no effect on unrealized appreciation (depreciation) in the Master Fund’s Statement of Operations. During the year ended March 31, 2018, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities in accordance with ASC 820 — Fair Value. The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund’s assets and liabilities. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•	Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The following table presents the Master Fund’s fair value hierarchy for those assets and liabilities measured at fair value as of March 31, 2018. Assets and liabilities are valued using NAV as practical expedient, an indicator of fair value, and are listed in a separate column to permit reconciliation to the totals in the Statement of Assets, Liabilities and Partners’ Capital.

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Event Driven	$—	$—	$—	$30,124,749	$30,124,749
Long Short Equity	—	—	—	53,163,583	53,163,583
Macro	—	—	—	16,885,153	16,885,153
Relative Value	—	—	—	28,576,507	28,576,507
Mutual Funds	25,000,000	—	—	—	25,000,000
Private Investments	—	—	—	345,866,373	345,866,373
Short-Term Investment	3,842,023	—	—	—	3,842,023
Total	$28,842,023	$—	$—	$474,616,365	$503,458,388

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balances as of March 31, 2017	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation	Distributions	Gross Purchases	Gross Sales	Balance as of March 31, 2018
Private Investments	$608,785	$—	$(608,785)	$—	$—	$—	$—
Total Level 3 Investments	$608,785	$—	$(608,785)	$—	$—	$—	$—

For the year ended March 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

Should a transfer between Levels occur, it is the Master Fund’s policy to recognize transfers in and out of all Levels at the beginning of the reporting period.

The net realized gain (loss) and change in unrealized appreciation (depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation (depreciation) from Level 3 investments held at March 31, 2018 is $(608,785).

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

Adjustments to the NAV provided by the Investment Manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund’s measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund’s valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the Investment Manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2018:

Type of Level 3 Investment	Fair Value as of March 31, 2018	Valuation Techniques	Unobservable Input
Preferred Stock
Private Investments	$—	Current value method	Recent round of financing
Total Level 3 Investments	$—

The significant unobservable inputs used in the fair value measurement of the Master Fund’s Private Investment shares are based on the portfolio company’s most recent round of financing. If the financial condition of this company was to deteriorate, the value of the stock in these private companies held by the Master Fund would be lower.

The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life	Redemptions Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Event Driven(a)	Investments which seek to create pricing opportunities that may occur before or after a corporate event and may frequently involve additional derivative securities.	$30,125	N/A	Indefinite life	Quarterly	60-65	1 year
Long Short Equity(b)	A diversified set of investments which include positions both long and short in primarily equity and equity derivative securities.	$53,164	N/A	Indefinite life	Quarterly - Annually	60 - 90	N/A
Macro(c)	Investments including a broad range of strategies predicated on movements in underlying economic variables in the equity, fixed income, hard currency and commodity markets.	$16,885	N/A	Indefinite life	Weekly - Quarterly	2 - 30	N/A

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (concluded)

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life	Redemptions Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Relative Value(d)	Investments predicated on the realization of a valuation discrepancy in the relationship between multiple securities. Security types range broadly across equity, fixed income, and derivatives.	$28,577	N/A	Indefinite life	Quarterly	90	N/A
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$345,866	$49,360	Up to 10 years with extensions available after the stated termination date	None Permitted	N/A	N/A

[a]	This category includes Adviser Funds which currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.
[b]	This category includes Adviser Funds which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.
[c]	This category includes Adviser Funds which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.
[d]	This category includes Adviser Funds which maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.
[e]	This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companites in need of capital. Private Equity seeks to profit from, among other things, the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunites. Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes publicly traded energy companies.

d.	Investment Transactions and Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Capital gain distributions received are recorded as capital gains as soon as information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Redemptions in Adviser Funds are recorded on a redemption effective date basis which is generally the last day of the calendar month in which the redemption is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (concluded)

e.	Foreign Currency

Investments in Adviser Funds, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.	Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors’ fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.	Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. Federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Master Fund’s tax years ended December 31, 2014 through December 31, 2017 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2018 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

3.	ALLOCATION OF PARTNERS’ CAPITAL

Net profits or net losses of the Master Fund for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

3.	ALLOCATION OF PARTNERS’ CAPITAL (concluded)

day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.	REPURCHASE OF LIMITED PARTNERS’ INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Investment Manager and Sub-Adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2018 for Limited Partners with capital balances below a specified minimum of $25,000. The Master Fund will not offer repurchases of interests of more than 20% of its Partners’ capital in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.	MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

The Investment Manager and Sub-Adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of the sub-advisory agreement among the Master Fund, the Investment Manager and Portfolio Advisors (the “Sub-Advisory Agreement”) and the investment management agreement between the Master Fund and the Investment Manager (the “Advisory Agreement”). At a meeting of the Board of Directors of the Master Fund held on February 27, 2017, the Board voted to terminate the Sub-Advisory Agreement among Morgan Creek Capital Management (“MCCM”), the Investment Manager, and the Master Fund. The termination of MCCM was subject to a 60-day notification period and became effective April 28, 2017 (the “Termination Date”). The Board, under Rule 15a-4 of the 1940 Act, appointed Portfolio Advisors as Sub-Adviser on an interim basis effective on the Termination Date until Portfolio Advisors was approved by shareholders as of June 13, 2017. Under the Sub-Advisory Agreement and the Advisory Agreement (together, the “Investment Management Agreements”), the Investment Manager and Sub-Adviser are responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the “Management Fee”) equal to 1.00% on an annualized basis of the aggregate value of its partners’ capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Master Fund does not pay the Sub-Adviser directly, but rather the Sub-Adviser is entitled to a portion of the Management Fee received by the Investment Manager.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of each Limited Partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak”, or “high watermark” basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2018, a Performance Allocation of $970,458 was accrued or earned for the period from April 1, 2017 to March 31, 2018.

Each member of the Board who is not an “interested person” of the Master Fund (“Independent Director”), as defined by the 1940 Act, receives an annual retainer. The allocation of the retainer to the Master Fund is based on the assets under management of all of the affiliated funds and trusts that the Board oversees. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

6.	ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays US Bancorp Fund Services, LLC (“USBFS”) and administration fee based on the month-end partners’ capital of the Master Fund. USBFS also provides regulatory administrative services and accounting. UMB Fund Services, Inc. (“UMBFS”) was the administrator and accountant of the Fund prior to November 1, 2017. UMBFS continues to provide transfer agency functions, and shareholder services. For the year ended March 31, 2018, the total accounting and administration fees were $485,500.

US Bank, N.A. (“USB”) serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund. Prior to November 1, 2017, UMB Bank, N.A. (“UMB”) served as custodian of the Master Fund’s assets and provides custodial services for the Master Fund.

7.	INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2018 amounted to $97,241,064. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2018 amounted to $169,240,820. The cost of investments in Adviser Funds for U.S. Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2018.

The Master Fund invests substantially all of its available capital in Advisor Funds, ETFs, Mutual Funds and Private Investments. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) which is secured by certain interests in Adviser Funds that expires on October 9, 2018. For the period from April 1, 2017 to March 31, 2018, the maximum borrowing amount available decreased from $80,000,000 to $40,000,000. A fee of 60 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on the borrowings is the 3-month London Interbank Offer Rate plus a spread of 175 basis points. Collateral for the Facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2018 are disclosed in the accompanying Statement of Operations. At March 31, 2018, the Master Fund had $10,667 payable on the unused portion of the Facility and there were no outstanding payables for interest on borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2018 was 3.06%, $5,025,000, and $20,000,000, respectively. The date of maximum borrowing was May 1, 2017. During the year ended March 31, 2018 a total of $20,033,333 was borrowed from the Facility all of which was repaid prior to March 31, 2018. There was no outstanding borrowing at March 31, 2018.

9. INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2018

10.	COMMITMENTS

As of March 31, 2018, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $49,360,002. Four Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2018, the unfunded commitments for these Adviser Funds totaled €2,248,239, £866,893 and ¥186,765,277, respectively. At March 31, 2018, the exchange rate used for the conversion was 1.232 USD/EUR, 1.402 USD/GBP and 106.280 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

11.	RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund’s liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Adviser Funds’ governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

The Master Fund’s investments may be made in a number of different currencies. Any returns on, and the value of, such investments may therefore be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund’s investments are denominated against the U.S. dollar may result in a decrease in value of the Master Fund’s partners’ capital.

12.	FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund’s financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions and Performance Allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners’ capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Concluded)

As of and for the year ended March 31, 2018

12.	FINANCIAL HIGHLIGHTS (concluded)

	For the Years Ended March 31,
	2018	2017	2016		2015	2014
Total return before Performance Allocation	7.69%	6.03%	(5.62)%		7.43%	11.28%
Total return after Performance Allocation	7.51%	6.03%	(5.61)%		6.97%	10.77%
Partners' capital, end of year (000's)	$482,268	$579,200	$687,882		$904,464	$1,047,265
Portfolio turnover	18.90%	6.49%	8.20%		8.78%	19.03%
Ratio of net investment income, excluding Performance Allocation	(0.79)%	(0.36)%	3.33%		3.03%	2.19%
Ratio of other operating expenses to average partners' capital	1.36%	1.25%	1.23%		1.19%	1.23%
Ratio of credit facility fees and interest expense to average partners' capital	0.08%	0.09%	0.12%		0.10%	0.09%
Operating expenses, excluding Performance Allocation	1.44%	1.34%	1.35%		1.29%	1.32%
Performance Allocation	0.18%	0.00%	(0.01	)%1	0.46%	0.51%
Total Operating expenses and Performance Allocation	1.62%	1.34%	1.34%		1.75%	1.83%

[1]	Reversal of accrued Performance Allocation from April, 2015 to December 31, 2015

13.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners’ capital of the Master Fund be made for the quarter ending June 30, 2018 to those Limited Partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and Limited Partners in the Master Fund were notified of the tender offer’s expiration date on March 16, 2018, and submitted tender requests from April 1, 2018 through the date of expiration of the tender offer totaling approximately $23,800,245.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Report of Independent Registered Accounting Firm

To the Board of Directors and Partners of Hatteras Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital, including the schedule of investments, of Hatteras Master Fund, L.P. (the “Master Fund”) as of March 31, 2018, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital and the financial highlights (as presented in Note 12 to the financial statements) for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Master Fund’s financial highlights for the years ended March 31, 2016 and prior, were audited by other auditors whose report dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more investment companies within the family of funds since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2018

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Board of Directors

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2018, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	6
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	7
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	7
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present).	7
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present).	7

[1]	With respect to Mr. Perkins, the “Fund Complex” consists of, as of March 31, 2018, the Funds the Master Fund and Hatteras VC Co-Investment Fund II, LLC with respect to each Independent Director, the “Fund Complex” consists of, as of March 31, 2018, the Funds, the Master Fund, Hatteras VC Co-Investment Fund II LLC, and Trust for Advisor Solutions (consisting of one fund).
[2]	Deemed to be an “interested” Director of the Master Fund because of his affiliations with Hatteras Funds.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Fund Management

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2018, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer	Since 2008	Chief Compliance Officer, Hatteras Funds, LP from 2014 to present; Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management from 2007 to 2014, Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC from 2009 to 2014.	N/A
Candi Hughes May 30, 1971	Treasurer	Since 2017	Controller, Hatteras Funds, LP (2017 to present); Vice President of Operations, Eton Advisors LP (2016 to 2017); Director of Securities Operations, Hatteras Funds, LP (2009 to 2016).	N/A
Jessica R. Sherburne November 4, 1977	Secretary	Since 2017	Head of Operations, Hatteras Funds, LP (2018 to present); Chief Marketing Officer, Hatteras Funds, LP (2015 to 2017); Director of Marketing, Hatteras Funds, LP (2011 to 2015).	N/A

[1]	The “Fund Complex” consists of, as of March 31, 2018, the Funds the Master Fund, Hatteras VC Co-Investment Fund II, LLC, and Trust for Advisor Solutions (consisting of one fund).

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Other Information

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the period ended June 30, 2017 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Master Fund’s Board held on March 8, 2018, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the Investment Advisory Agreement for the Master Fund.

In the course of their review, the Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Independent Directors evaluated the Advisory Agreement in light of information they had requested and received from the Investment Manager prior to the meeting. The Directors reviewed these materials with management of the Investment Manager and legal counsel to the Independent Directors. The Independent Directors considered whether the Advisory Agreement would be in the best interests of the Funds and their Shareholders and the overall fairness of the Advisory Agreement. Among other things, the Independent Directors reviewed information concerning: (1) the nature, extent and quality of services to be provided by Hatteras to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund’s advisory and sub-advisory fee, overall Master Fund expenses, and the profits realized by Hatteras and its affiliates from its relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund’s partners; (5) the ancillary benefits and other factors. In their deliberations, the Independent Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Independent Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Independent Directors considered information it believed necessary to assess the nature and quality of services to be provided to the Master Fund by Hatteras. The Independent Directors noted Hatteras will continue to serve in its role as investment adviser to the Master Fund, and that the Master Fund’s current portfolio managers will continue to provide services to the Master Fund. The Independent Directors determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Master Fund. The Independent Directors considered the advisory services and other services to be provided by Hatteras, as well as the services to be provided by Portfolio Advisors as sub-adviser, noting that such services are not expected to change. The Independent Directors noted that the Investment Manager had made significant changes to the portfolio management process to remedy prior underperformance (e.g. retaining Portfolio Associates) and that the Independent Directors would closely monitor performance to see if the changes significantly improved the performance of the Funds. The Independent Directors considered that the Master Fund’s investment objective and policies are not expected to change. The Board members considered that the Investment Manager’s due diligence process would continue to utilize the same investment team. The Independent Directors discussed the Investment Manager’s due diligence process and the backgrounds of the individuals on the team. In addition, the Independent Directors considered the relative responsibilities of Hatteras with respect to management of the Master Fund and determined that the relative services to be provided by Hatteras would be in the Master Fund’s best interests.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Other Information (Concluded)

(Unaudited)

Investment Performance of the Master Fund.

The Independent Directors considered the investment experience of, including performance of the Master Fund. The Independent Directors reviewed the Master Fund’s performance against certain peers, noting that it appeared that recent changes appeared to be improving performance. The Independent Directors asked several questions about the Master Fund’s performance against certain peers. The Independent Directors also considered the Master Fund’s performance versus two benchmark indices identified by Hatteras.

Costs of Services Provided and Profits Realized by Hatteras.

In connection with the Independent Directors’ consideration of the level of the advisory services, the Independent Directors considered a number of factors. The Independent Directors noted that Hatteras is not requesting a change to the advisory fee rate or performance allocation rate to be paid under the Advisory Agreement. Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Master Fund, but explained that profitability would increase as a result of internal resource reductions at the firm. The Independent Directors noted Hatteras’ discussion that the reduction in resources, while consistent with the loss of assets in other areas, would not affect the quality of the services provided to the Funds. The Independent Directors considered the relative profitability of Hatteras with respect to the services it provides to the Funds and determined that, based on the information provided, Hatteras did not earn excessive profits.

The Independent Directors’ analysis of the Master Fund’s advisory fee and overall expenses included a discussion of the Master Fund’s fees. The Independent Directors also considered the fee and expense information provided by the Investment Manager, including the Investment Manager’s representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds. In connection with the Independent Directors’ consideration of the level of the advisory fees, the Independent Directors considered a number of factors and determined that the fees and expenses were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Independent Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund. After discussions of the Independent Directors concerning Hatteras’ expected profitability and growth in assets for the Master Fund, the Independent Directors noted that it will address the issue if Master Fund assets grow.

Other Benefits.

In addition to the above factors, the Independent Directors also discussed other benefits received by Hatteras from its management of the Master Fund, including ancillary benefits that could accrue to Hatteras. The Independent Directors noted that Hatteras receives a fund servicing fee for its services as servicing agent to the Master Fund under a fund servicing agreement. It was noted that Hatteras may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the fund servicing fee in its sole discretion. The Board also noted that Hatteras Capital Distributors, LLC receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Master Fund. It was further discussed that the full amount of the sales charges may also be subject to waivers or reductions and may be re-allowed by Hatteras Capital Distributors, LLC to third parties.

In considering the Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered all factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board and its Independent Directors that approval of the Advisory Agreement was in the best interests of the Funds.

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Hatteras Core Alternatives Funds

6601 Six Forks Road, Suite 340
Raleigh, NC 27615

Investment Manager and Fund Servicing Agent

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

Sub-Adviser

Portfolio Advisors, LLC
9 Old Kings Highway South
Darien, CT 06820

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel

Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

Administrator and Fund Accountant

U.S. Bancorp Fund Services, LLC
811 East Wisconsin Ave.
Milwaukee WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Distributor

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433

6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers, and Thomas Mann are each qualified as “audit committee financial experts” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/18	FYE 03/31/17
Audit Fees	$7,500	$7,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2018	FYE 03/31/2017
Audit-Related Fees	0%	0%
Tax Fees	100%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2018	FYE 03/31/2017
Registrant	$19,400	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HATTERAS FUNDS, LP

(the “Adviser”)

PORTFOLIO ADVISORS, LLC

(“Portfolio Advisors”, together with the Adviser, the “Investment Managers”)

HATTERAS MASTER FUND, L.P.

(the “Master Fund”)

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(collectively, the “Feeder Funds”, together with the Master Fund, the “Funds”)

PROXY VOTING POLICY

This statement sets forth the policy of the Investment Managers with respect to the exercise of corporate actions and proxy voting authority.

The Master Fund invests substantially all of its assets in adviser accounts and securities of private investment funds (“Adviser Funds”), which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by advisers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Adviser Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Managers and/or the Master Fund may receive notices from such Adviser Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Adviser Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Adviser Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Managers, subject to the board of directors’ general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Managers believe that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Managers believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Funds, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

The Investment Managers will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Managers will generally vote in favor of management or shareholder proposals that the Investment Managers believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Managers will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Managers’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Managers and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Managers (or an affiliate of the Investment Managers), any issuer of a security for which the Investment Managers (or an affiliate of the Investment Managers) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Managers (or an affiliate of the Investment Managers) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Managers and such other persons having an interest in the matter being called “Interested Persons”), the Investment Managers will make written disclosure of the conflict to the independent directors of the Master Fund indicating how the Investment Managers propose to vote on the matter and the reasons for doing so. If the Investment Managers do not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Managers may take any of the following actions which they deem to be in the best interests of the Feeder Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Master Fund will be substantially similar to those of the limited partners (the “Partners”) of the Feeder Funds. Whenever a Feeder Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Feeder Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Funds’ Form N-PX filings are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides biographical information about the members of the Investment Committee of the Adviser and Portfolio Advisors, (the “Investment Committee”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of March 31, 2018

Name of Investment Committee Member	Title	Length of Time of Service to the Funds	Business Experience During the Past 5 Years	Role of Investment Committee Member
David B. Perkins	Chief Executive Officer of the Investment Manager and President of the Funds	Since inception	Mr. Perkins has been Chief Executive Officer of Hatteras Funds, LP from 2014 to present and founded Hatteras Funds and its affiliated entities in September 2003 Prior to that, he was co-founder and Managing Partner of CapFinancial Parnters, LLC	Strategic recommendations and portfolio oversight.

Michael P. Hennen	Head of Investment Management	Since January 28, 2016	Mr. Hennen oversees and provides strategic direction for Hatteras’ investment team and his responsibilities include asset allocation, portfolio construction, and risk management. Prior to joining our team, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group — an alternative investments advisory group within Morgan Stanley— where he led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies. Before joining Morgan Stanley, Mr. Hennen was an analyst at Morningstar in Chicago. He received his Bachelor of Business Administration degree in Finance from Western Michigan University and has also earned his designation as a Chartered Financial Analyst (CFA).	Strategic recommendations and portfolio oversight.
Brian P. Murphy	Managing Director of Portfolio Advisors	Since April 28, 2017	Mr. Murphy is the managing member and a Managing Director of Portfolio Advisors, a member of the firm’s Management Committee, and serves as a voting member of most of the firm’s Investment Committees. Mr. Murphy has been with Portfolio Advisors since 1996. Previously, he was a Senior Vice President of Morris Anderson Investment Advisors, where he co-managed a $385 million portfolio of direct and partnership investments. He started his private equity advisory career while at Chemical Bank Corporation. Mr. Murphy has served as a director of nine client portfolio companies and has served or is serving as an Advisory Board member of twenty-four private equity partnerships and has received his BA from Brigham Young University and his MBA from Columbia University.	Strategic recommendations and portfolio oversight.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Feeder Funds, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of March 31, 2018:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
David B. Pekins	Registered Investment Companies	3	$510,400,477	0	$-
	Other Pooled Investment Vehicles*	5	$50,909,368	0	$-
	Other Accounts	-	$-	0	$-
					$-
Michael P. Hennen	Registered Investment Companies	3	$510,400,477	0	$-
	Other Pooled Investment Vehicles*	5	$50,909,368	0	$-
	Other Accounts	-	$-	0	$-
					$-
Brian P. Murphy	Registered Investment Companies	1	$482,351,699	0	$-
	Other Pooled Investment Vehicles*	-	$-	0	$-
	Other Accounts	-	$-	0	$-

*	The assets in the "Other Pooled Investment Vehicles" section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Perkins, Hennen and Murphy are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Managers has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to HIP; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of March 31, 2018:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
David B. Perkins	Over $1,000,000
Michael P. Hennen	Less than $100,000
Brian P. Murphy	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year ended March 31, 2018 reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(b)	(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hatteras Core Alternatives TEI Institutional Fund, L.P.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, President

Date	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, President

Date	June 6, 2018

By (Signature and Title)	/s/ Candi Hughes
Candi Hughes, Treasurer

Date	June 6, 2018